UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 18, 2010

SUPREME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237

2581 E. Kercher Road

Goshen, Indiana 46528

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On October 18, 2010, Supreme Industries, Inc. (the “Registrant”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Registrant and certain of its affiliated entities (collectively with the Registrant, the “Loan Parties”), and JPMorgan Chase Bank, N.A., (the “Lender”), with an effective date of September 30, 2010.

As a condition to Lender entering into the Credit Agreement, the Loan Parties were required to complete a restructuring transaction pursuant to which Supreme Indiana Operations, Inc., a Delaware corporation, merged upstream and into its parent, Supreme Corporation, a wholly-owned subsidiary of the Registrant, with the surviving entity being Supreme Indiana Operations, Inc.

Under the terms of the Credit Agreement, Lender agrees to provide to the Loan Parties a revolving credit of up to $30,000,000, which represents a $5,000,000 increase from the $25,000,000 revolving credit provided for in the superseded Credit Agreement.  The term of this revolving credit is for a period ending on December 31, 2011.  In order to qualify for the full revolving credit amount, the Loan Parties must meet certain borrowing base requirements keyed to eligible amounts of accounts receivable and inventories.

During the term of this revolving credit, the Loan Parties are required to comply with two financial covenants, being a minimum required EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) and a minimum tangible net worth.  In the event that either of these financial covenants is not met, or any other requirements of the Credit Agreement are not met, Lender may accelerate the maturity of the then existing revolving credit balance as a result of the occurrence of such Event of Default.

As collateral for the repayment of the revolving credit amount:  (a) the Loan Parties have signed and delivered to Lender Pledge and Security Agreements granting to Lender security interests in the personal property owned by them; and (b) affiliates of Registrant, which are not Loan Parties, but which are guarantors of the line of credit, have signed and delivered to Lender Pledge and Security Agreements granting to Lender a security interest in the personal property owned by them.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information presented in Item 1.01 hereof is hereby incorporated by reference in this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.1         Amended and Restated Credit Agreement by and among Supreme Industries, Inc., the Other Loan Parties thereto, and JPMorgan Chase Bank, N.A., with an effective date of September 30, 2010.

10.2         Pledge and Security Agreement by and between Supreme Industries, Inc. and JPMorgan Chase Bank, N.A., with an effective date of September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date: October 21, 2010	By:	/s/ Jeffery D. Mowery
Jeffery D. Mowery
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement by and among Supreme Industries, Inc., the Other Loan Parties thereto, and JPMorgan Chase Bank, N.A., with an effective date of September 30, 2010.

10.2	Pledge and Security Agreement by and between Supreme Industries, Inc. and JPMorgan Chase Bank, N.A., with an effective date of September 30, 2010.